UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman, CEO and Co-CIO Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2017

DATE OF REPORTING PERIOD: January 31, 2017

ITEM 1. SCHEDULE OF INVESTMENTS JANUARY 31, 2017 (UNAUDITED)

Calamos Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2017 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

Corporate Bonds (10.2%)
		Consumer Discretionary (5.8%)
333,000		CCO Holdings, LLC / CCO Holdings Capital Corp.µ 6.625%, 01/31/22	$344,004
1,455,000		Dana Financing Luxembourg Sarlµ* 6.500%, 06/01/26	1,545,937
815,000		L Brands, Inc.µ 5.625%, 02/15/22	856,769
900,000		Service Corp. International 7.500%, 04/01/27	1,057,500
680,000		Sirius XM Radio, Inc.µ* 6.000%, 07/15/24	724,200
1,385,000		Toll Brothers Finance Corp.µ^ 4.000%, 12/31/18	1,427,416
			5,955,826

		Health Care (2.1%)
685,000		Acadia Healthcare Company, Inc.µ 6.500%, 03/01/24	716,253
1,355,000		HCA Holdings, Inc.µ 5.875%, 05/01/23	1,448,157
			2,164,410

		Industrials (0.8%)
860,000		Icahn Enterprises, LPµ 4.875%, 03/15/19	872,900

		Information Technology (0.7%)
695,000		First Data Corp.µ* 7.000%, 12/01/23	738,003

		Materials (0.8%)
800,000		New Gold, Inc.µ* 6.250%, 11/15/22	804,500

		TOTAL CORPORATE BONDS (Cost $10,146,926)	10,535,639

Convertible Bonds (39.2%)
		Consumer Discretionary (9.8%)
700,000	EUR	Bayer Capital Corp., BV* 5.625%, 11/22/19	851,357
2,360,000		Ctrip.com International, Ltd. 1.000%, 07/01/20	2,486,012
740,000		DISH Network Corp.µ* 3.375%, 08/15/26	864,731
1,120,000		Liberty Interactive, LLC*^ 1.750%, 09/30/46	1,261,663
1,790,000		Priceline Group, Inc.µ 0.350%, 06/15/20	2,404,811
795,000		Tesla Motors, Inc.µ 1.250%, 03/01/21	748,791
1,550,000		Toll Brothers Finance Corp.µ 0.500%, 09/15/32	1,529,517
			10,146,882

		Energy (2.4%)
720,000		Nabors Industries, Inc.µ* 0.750%, 01/15/24	729,274
PRINCIPAL AMOUNT			VALUE
315,000		PDC Energy, Inc.µ 1.125%, 09/15/21	$356,326
800,000		SEACOR Holdings, Inc.µ 2.500%, 12/15/27	841,520
400,000		Tullow Oil Jersey, Ltd. 6.625%, 07/12/21	519,907
			2,447,027

		Financials (6.4%)
896,000		Ares Capital Corp.µ 4.750%, 01/15/18	915,031
1,100,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	1,460,015
2,800,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	3,226,622
1,361,000	CAD	Element Fleet Management Corp.µ* 4.250%, 06/30/20	1,072,965
			6,674,633

		Industrials (5.6%)
525,000		Air Lease Corp.µ 3.875%, 12/01/18	734,039
1,400,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	1,676,873
615,000		Dycom Industries, Inc.µ 0.750%, 09/15/21	670,236
750,000		Haitian International Holdings, Ltd. 2.000%, 02/13/19	753,971
1,200,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	1,160,720
500,000		MISUMI Group, Inc. 0.000%, 10/22/18	767,281
			5,763,120

		Information Technology (6.1%)
700,000	EUR	BE Semiconductor Industries, NV 2.500%, 12/02/23	778,740
655,000		Cypress Semiconductor Corp.µ* 4.500%, 01/15/22	752,693
720,000		Finisar Corp.µ* 0.500%, 12/15/36	726,408
		FireEye, Inc.
538,000		1.625%, 06/01/35	481,055
499,000		1.000%, 06/01/35^	461,505
720,000		Nice Systems, Inc.* 1.250%, 01/15/24	768,856
850,000		Twitter, Inc. 0.250%, 09/15/19	796,922
655,000		WebMD Health Corp.µ 2.500%, 01/31/18	673,674
715,000		Workday, Inc.µ 0.750%, 07/15/18	826,465
			6,266,318

		Materials (2.8%)
		Cemex, SAB de CV
670,000		3.720%, 03/15/20^	771,566
344,000		3.750%, 03/15/18	411,902
989,000		Newmont Mining Corp.µ 1.625%, 07/15/17	1,016,712

See accompanying Notes to Schedule of Investments

Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2017 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE
709,000		Silver Standard Resources, Inc.µ 2.875%, 02/01/33	$691,640
			2,891,820

		Real Estate (3.7%)
1,650,000		AYC Finance, Ltd. 0.500%, 05/02/19	1,718,976
720,000		Colony Starwood Homesµ* 3.500%, 01/15/22	729,756
600,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	651,305
685,000		Spirit Realty Capital, Inc.µ 3.750%, 05/15/21	716,476
			3,816,513

		Telecommunication Services (2.4%)
900,000	EUR	América Móvil, SAB de CV 0.000%, 05/28/20	939,924
1,400,000		Telenor East Holding II AS 0.250%, 09/20/19	1,582,700
			2,522,624

		Total Convertible Bonds (Cost $42,942,805)	40,528,937

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (12.0%)
	Financials (0.6%)
550	Wells Fargo & Company 7.500%	660,578

	Health Care (2.8%)
2,640	Allergan, PLCµ 5.500%	2,089,534
17,100	Anthem, Inc.µ 5.250%	828,324
		2,917,858

	Information Technology (0.8%)
7,325	Belden, Inc.µ 6.750%	784,214

	Real Estate (0.8%)
8,500	American Tower Corp.µ 5.250%	867,085

	Telecommunication Services (4.3%)
23,775	Alibaba Exchangeable (Softbank)*§ 5.750%	2,940,373
14,300	T-Mobile USA, Inc.µ 5.500%	1,460,888
		4,401,261

	Utilities (2.7%)
2,989	Dominion Resources, Inc.µ 6.750%	151,692
31,975	Exelon Corp.µ 6.500%	1,585,000
	NextEra Energy, Inc.µ
12,100	6.371%	712,932

NUMBER OF SHARES			VALUE
7,500		6.123%	$375,525
			2,825,149
		Total Convertible Preferred Stocks (Cost $12,466,151)	12,456,145

Common Stocks (75.6%)
		Consumer Discretionary (8.0%)
25,000		D.R. Horton, Inc.µ	747,750
9,300	EUR	Daimler, AG	699,424
5,300		Home Depot, Inc.	729,174
6,200	ZAR	Naspers, Ltd. - Class Nµ	987,734
21,600		Nike, Inc. - Class B	1,142,640
9,840	DKK	Pandora, A/Sµ	1,289,520
13,300		Starbucks Corp.	734,426
34,200	JPY	Toyota Motor Corp.µ	1,988,828
			8,319,496

		Consumer Staples (10.7%)
14,300	EUR	Anheuser-Busch InBev SA^	1,493,178
17,254		Coca-Cola Companyµ^	717,249
85,000	GBP	Diageo, PLC	2,361,117
35,390	JPY	Japan Tobacco, Inc.~	1,141,524
15,300	CHF	Nestlé, SA	1,120,948
17,100		Philip Morris International, Inc.	1,643,823
17,750	EUR	Unilever, NVµ	719,972
10,800		Wal-Mart Stores, Inc.µ^	720,792
13,600		Walgreens Boots Alliance, Inc.	1,114,384
			11,032,987

		Energy (7.1%)
15,250		Anadarko Petroleum Corp.µ	1,060,333
21,800	CAD	Canadian Natural Resources, Ltd.µ	659,068
7,000		EOG Resources, Inc.µ	711,060
14,715		Exxon Mobil Corp.	1,234,441
44,065	EUR	Royal Dutch Shell, PLC - Class Aµ	1,193,698
13,100		Schlumberger, Ltd.^	1,096,601
16,340	EUR	TOTAL, SAµ	826,725
25,700	CAD	Tourmaline Oil Corp.µ#	600,802
			7,382,728

		Financials (11.4%)
141,608	HKD	AIA Group, Ltd.	881,525
71,400		Bank of America Corp.µ	1,616,496
26,700		Citigroup, Inc.µ^	1,490,661
285,000	JPY	Daiwa Securities Group, Inc.~	1,817,240
27,700		Fifth Third Bancorp^	722,970
23,400		JPMorgan Chase & Companyµ^	1,980,342
18,300		Morgan Stanley	777,567
6,700		PNC Financial Services Group, Inc.	807,082
30,000		Wells Fargo & Company	1,689,900
			11,783,783

		Health Care (6.5%)
41,000	JPY	Chugai Pharmaceutical Company, Ltd.µ~	1,204,933
12,575		Johnson & Johnson	1,424,119
21,050		Merck & Company, Inc.	1,304,890
18,130	CHF	Novartis, AG~	1,338,493
19,650	DKK	Novo Nordisk, A/S - Class Bµ	710,146

See accompanying Notes to Schedule of Investments

Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2017 (UNAUDITED)

NUMBER OF SHARES			VALUE
3,100	CHF	Roche Holding, AG	$734,540
			6,717,121

		Industrials (6.8%)
40,000	GBP	Ashtead Group, PLC~	810,975
111,500	HKD	CK Hutchison Holdings, Ltd.	1,342,932
10,500		Eaton Corp., PLC	743,190
11,600	JPY	FANUC Corp.~	2,277,391
24,400		General Electric Companyµ^	724,680
6,500		United Technologies Corp.	712,855
14,500	GBP	Weir Group, PLC~	367,323
			6,979,346

		Information Technology (19.6%)
5,440		Alphabet, Inc. - Class Aµ#	4,461,834
25,300		Apple, Inc.	3,070,155
7,300		Automatic Data Processing, Inc.µ	737,227
5,800		Baidu, Inc.µ^#	1,015,406
3,900		Broadcom, Ltd.	778,050
9,100		Facebook, Inc. - Class A#	1,185,912
29,000		Microsoft Corp.	1,874,850
26,100		QUALCOMM, Inc.µ^	1,394,523
300	KRW	Samsung Electronics Co., Ltd.	510,233
16,300	EUR	SAP SEµ	1,490,638
318,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,881,867
11,000	CHF	Temenos Group, AG#	799,846
40,500	HKD	Tencent Holdings, Ltd.µ	1,066,929
			20,267,470

		Materials (1.6%)
20,400	EUR	CRH, PLC~	707,588
26,400		Newmont Mining Corp.µ^	957,792
			1,665,380

		Real Estate (0.6%)
19,000	EUR	Vonovia, SEµ	622,495

		Telecommunication Services (3.3%)
34,200		AT&T, Inc.µ^	1,441,872
25,000	JPY	Nippon Telegraph & Telephone Corp.~	1,104,308
11,500	JPY	SoftBank Group Corp.	885,957
			3,432,137

		Total Common Stocks (Cost $81,801,362)	78,202,943

NUMBER OF CONTRACTS		VALUE

Purchased Option (0.2%) #
	Other (0.2%)
650	SPDR S&P 500 ETF Trust Put, 03/17/17, Strike $225.00 (Cost $275,441)	174,200

NUMBER OF SHARES		VALUE

Short Term Investments (3.4%)
1,767,201	Fidelity Prime Money Market Fund - Institutional Class	1,767,907
NUMBER OF SHARES		VALUE
1,763,737	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	$1,763,737

	Total Short Term Investments (Cost $3,531,644)	3,531,644

TOTAL INVESTMENTS (140.6%) (Cost $151,164,329)		145,429,508

LIABILITIES, LESS OTHER ASSETS (-40.6%)		(41,987,593)

NET ASSETS (100.0%)		$103,441,915

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTION (-0.1%) #
	Other (-0.1%)
650	SPDR S&P 500 ETF Trust Put, 03/17/17, Strike $215.00
	(Premium $118,754)	(60,775)

NOTES TO SCHEDULE OF INVESTMENTS
µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $64,422,441. $7,223,718 of the collateral has been re-registered by one of the counterparties, BNP (see Note 3 - Borrowings).
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
^	Security, or portion of security, is on loan.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities is $8,077,449.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
TWD	New Taiwan Dollar
ZAR	South African Rand

See accompanying Notes to Schedule of Investments

Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2017 (UNAUDITED)

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

Global Total Return Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2017 (UNAUDITED)

INTEREST RATE SWAP
					UNREALIZED
	FIXED RATE	FLOATING RATE	TERMINATION	NOTIONAL	APPRECIATION/
COUNTERPARTY	(FUND PAYS)	(FUND RECEIVES)	DATE	AMOUNT	(DEPRECIATION)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR quarterly	03/14/17	$12,000,000	$(5,493)

					$(5,493)

CURRENCY EXPOSURE JANUARY 31, 2017
	Value	% of Total Investments
US Dollar	$99,073,035	68.2%
European Monetary Unit	15,661,681	10.8%
Japanese Yen	10,420,181	7.2%
British Pound Sterling	5,216,288	3.6%
Swiss Franc	3,993,827	2.7%
Hong Kong Dollar	3,291,386	2.2%
Canadian Dollar	2,332,835	1.6%
Danish Krone	1,999,666	1.4%
New Taiwan Dollar	1,881,867	1.3%
South African Rand	987,734	0.7%
South Korean Won	510,233	0.3%
Total Investments	$145,368,733	100.0%
Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The schedule of investments have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of January 31, 2017.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Note 2 – Investments

The cost basis of investments for federal income tax purposes at January 31, 2017 was as follows*:

Cost basis of investments	$151,164,329
Gross unrealized appreciation	4,012,208
Gross unrealized depreciation	(9,747,029)
Net unrealized appreciation (depreciation)	$(5,734,821)

* Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

Note 3 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $27.5 million and a lending agreement (“Lending Agreement”), as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $27.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended January 31, 2017, the average borrowings under the Agreements were $42.0 million. For the period ended January 31, 2017, the average interest rate was 1.50%. As of January 31, 2017, the amount of total outstanding borrowings was $42.0 million ($10.5 million under the BNP Agreement and $31.5 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on January 31, 2017 was 1.45%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The dividend and interest payments are recorded as Dividend or Interest payments in the Statement of Operations. Earnings made by the lent securities are disclosed on a net basis as Securities Lending Income in the Statement of Operations.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities, or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery of such Lent Securities, or equivalent securities, to be made to the Fund’s custodian, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of January 31, 2017, the Fund used approximately $5.0 million of its cash collateral to offset the SSB Agreement, representing 3.5% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.75%, which can fluctuate depending on interest rates. As of January 31, 2017, approximately $4.9 million of securities were on loan ($2.4 million of fixed income securities and $2.5 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities.

Note 4 – Interest Rate Swaps

The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 3 — Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Note 5 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

●	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

●	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

●	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$10,535,639	$—	$10,535,639
Convertible Bonds	—	40,528,937	—	40,528,937
Convertible Preferred Stocks	9,515,772	2,940,373	—	12,456,145
Common Stocks U.S.	42,565,046	—	—	42,565,046
Common Stocks Foreign	6,433,123	29,204,774	—	35,637,897
Purchased Options	174,200	—	—	174,200
Short Term Investments	3,531,644	—	—	3,531,644
Total	$62,219,785	$83,209,723	$—	$145,429,508
Liabilities:
Written Options	$60,775	$—	$—	$60,775
Interest Rate Swaps	—	5,493	—	5,493
Total	$60,775	$5,493	$—	$66,268

	TRANSFERS	TRANSFERS	TRANSFERS	TRANSFERS
	IN TO	OUT OF	IN TO	OUT OF
	LEVEL 1*	LEVEL 1**	LEVEL 2**	LEVEL 2*
Investments at Value:
Common Stock Foreign	$5,173,254	$3,770,569	$3,770,569	$5,173,254
Total	$5,173,254	$3,770,569	$3,770,569	$5,173,254

*  Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

**  Transfers from Level 1 to Level 2 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

ITEM 2. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) Certification of Principal Executive Officer.

(b) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	March 3, 2017

By:	/s/ Thomas Herman
Name:	Thomas Herman
Title:	Principal Financial Officer
Date:	March 3, 2017